SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 11, 2005

Date of Report

(Date of earliest event reported)

HouseValues, Inc.

(Exact Name of Registrant as Specified in Charter)

Washington	000-51032	91-1982679
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11332 NE 122nd Way, Kirkland, WA 98034

(Address of Principal Executive Offices, including Zip Code)

(425) 952-5500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On October 11, 2005, HouseValues, Inc. issued a press release announcing the launch of its HomePages service, a lifestyle and neighborhood-centric home buying and selling service. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any disclosure document of HouseValues, Inc., except as shall be expressly set forth by specific reference in such document.

1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HouseValues, Inc.

Dated: October 11, 2005	By	/s/ John Zdanowski
John Zdanowski
Chief Financial Officer

Exhibit Index

99.1	Press release issued by HouseValues, Inc., dated October 11, 2005